Exhibit 99.1

1. On February 7, 2005, the AL Trust sold
50,000 shares of Class A Common Stock.
The shares were sold in a number of transactions with an average sale price of $44.6759.
The information regarding shares sold at each price appears in the two columns below:

Shares  	Price
1050		44.50
100		44.51
400		44.52
200		44.53
10250		44.54
600		44.55
1900		44.56
1900		44.57
7400		44.58
4450		44.59
1800		44.64
2900		44.65
300		44.69
700		44.70
1000		44.71
150		44.74
1350		44.75
1650		44.78
2250		44.89
3050		44.91
1700		44.93
950		44.96
3950		44.98


2. On February 7, 2005, the JL Trust sold
50,000 shares of Class A Common Stock.
The shares were sold in a number of transactions with an average sale price of $44.6759.
The information regarding shares sold at each price appears in the two columns below:

Shares  	Price
1050		44.50
100		44.51
400		44.52
200		44.53
10250		44.54
600		44.55
1900		44.56
1900		44.57
7400		44.58
4450		44.59
1800		44.64
2900		44.65
300		44.69
700		44.70
1000		44.71
150		44.74
1350		44.75
1650		44.78
2250		44.89
3050		44.91
1700		44.93
950		44.96
3950		44.98


3. On February 8, 2005, the AL Trust sold
89,800 shares of Class A Common Stock.
The shares were sold in a number of transactions with an average sale price of $43.6964.
The information regarding shares sold at each price appears in the two columns below:

Shares  	Price
6250		43.58
9550		43.60
1800		43.61
800		43.62
1600		43.63
25900		43.70
7950		43.71
600		43.72
7100		43.73
9750		43.74
16000		43.75
2500		43.79


4. On February 8, 2005, the JL Trust sold
89,800 shares of Class A Common Stock.
The shares were sold in a number of transactions with an average sale price of $43.6964.
The information regarding shares sold at each price appears in the two columns below:

Shares  	Price
6250		43.58
9550		43.60
1800		43.61
800		43.62
1600		43.63
25900		43.70
7950		43.71
600		43.72
7100		43.73
9750		43.74
16000		43.75
2500		43.79


After these sales, the amounts of Class A Common Stock beneficially owned by the Trust f/b/o Aerin Lauder and Jane Lauder, u/a/d December 15, 1976, by Estee Lauder and Joseph H. Lauder, as Grantors is 2,720,400, which includes 1,360,200 in the AL Trust and 1,360,200 in the JL Trust.